UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2015

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Di rectors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On October 2, 2015, the Board of Directors (the “Board”) of YuMe, Inc. (the “Company”) elected Derek Harrar, effective immediately, as a Class III director.

Derek Harrar, age 44, advises private equity firms and their portfolio companies on technology, media and telecom investing and operating strategies. Mr. Harrar’s most recent management role was with the Philadelphia-based global media and technology company, Comcast Corporation. From 2007 to 2010, Mr. Harrar served as Senior Vice President and General Manager, Video Services, at Comcast. From 2006 to 2007, Mr. Harrar was Vice President, Video Product Management at Comcast. From 2005 to 2006, Mr. Harrar was Vice President, Subscriber Equipment at Comcast. From 2004 to 2005, Mr. Harrar was Vice President, Business Development at Comcast. Prior to joining Comcast, Mr. Harrar was Co-Founder and Vice President, Business Development at MegaSense, Inc., a developer of photonic micro-modules and micro-subsystems, and an investment banker with Morgan Stanley in Silicon Valley, California from 2001 to 2003 and New York, New York from 1993 to 2000. Since January 2014, Mr. Harrar has served on the board of directors of Brightcove, Inc., a global provider of cloud services for video delivery and monetization.

Mr. Harrar holds a B.S. in Administration and Accounting from Washington and Lee University.

In connection with his appointment to the Board, Mr. Harrar received restricted stock units representing the right to acquire 62,724 shares of the Company’s common stock under the terms and conditions of the Company’s 2013 Equity Incentive Plan. The restricted stock units will vest annually over a three year period, provided that Mr. Harrar continues to serve on the Board at the time of vesting.

Mr. Harrar will also be entitled to a pro-rated portion of the applicable board retention and committee fees under the Company’s non-employee director compensation guidelines, based upon his service prior to the Company’s 2016 annual meeting of stockholders. Mr. Harrar shall thereafter receive fees for services as a Board and committee member pursuant to the Company’s non-employee director compensation guidelines, as updated from time to time by the Board. The Company also intends to enter into its standard form of indemnification agreement with Mr. Harrar.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby furnishes the following exhibits:

Exhibit Number	Description
99.1	News release of YuMe, Inc. dated October 5, 2015, announcing the appointment of Derrek Harrar as a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Paul Porrini
Paul Porrini
Executive Vice President, General Counsel and Secretary
Dated: October 5, 2015

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated October 5, 2015